UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

SANDY SPRING BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

C 1234567890 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/SASR or scan the QR code - login details are located in the shaded bar below. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Sandy Spring Bancorp, Inc. Virtual Only Annual Meeting of Shareholders to be Held on May 18, 2022 at 10:00 A.M. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and the 2021 Annual Report on Form 10-K are available at: www.envisionreports.com/SASR Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SASR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2022 to facilitate timely delivery. 2 N O T C O Y 03LINB

Shareholder Meeting Notice Sandy Spring Bancorp, Inc.'s Annual Meeting of Shareholders will be held on Wednesday, May 18, 2022 at 10:00 a.m. Eastern Time, virtually via the internet at https://meetnow.global/MMYUPAD. To access the virtual meeting, you must have the 15-digit number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01 - Mona Abutaleb 02 - Mark C. Micklem 03 - Christina B. O'Meara 2. Approve amendments to the Articles of Incorporation to declassify the Board of Directors. 3. Vote, on an advisory basis, to approve the compensation for the named executive officers. 4. Ratify the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2022. The deadline to provide voting instructions for shares held in the 401(k) plan is May 13, 2022, at 11:59 p.m., Eastern time. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet - Go to www.envisionreports.com/SASR. Click Cast Your Vote or Request Materials. - Phone - Call us free of charge at 1-866-641-4276. - Email - Send an email to investorvote@computershare.com with "Proxy Materials Sandy Spring Bancorp, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a papercopy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 4, 2022.